Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in in Post-Effective Amendment No. 23 to Registration Statement No. 2-89834 on Form N-1A of our report dated January 9, 2002 appearing in the November 30, 2001 Annual Report of Mercury Global Holdings, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York March 27, 2002